                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)              November 2, 2001


Kaire Holdings, Inc.
-------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in its Charter)

Delaware                            0-21384                     13-3367421
-------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                (IRS Employer
 of Incorporation)                File Number)              Identification No.)



1429 South Robertson Blvd.,  Los Angeles, California        90035
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (310) 273-5181
-------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure

     On November 2, 2001, Kaire Holdings, Inc. (the "Company") issued the attached press release announcing that the Company reached an agreement with the former Classic Care Shareholders to spin-off of its Classic Care Pharmacy business into a separately traded public entity. The news release also stated that the specific terms of the agreement will require shareholder approval and will be outlined in a proxy statement to be mailed to shareholders on or about Dec. 21, 2001. The Company has also tentatively scheduled its Annual Shareholders Meeting for Jan. 10, 2002.


Item 7.    Exhibits

Exhibit No.                Exhibit
-----------                -------
99                         Press Release


Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:   November 12, 2000                  Kaire Holdings, Inc.


                                            By: /s/ Steven Westlund
                                               ----------------------------
                                                Steven Westlund



                                            By: /s/ Owen Naccarato
                                               ---------------------------
                                                Owen Naccarato


                                            By: /s/ Asher Gottesman
                                               ---------------------------
                                                Asher Gottesman






                                       2